Exhibit 10.7

Certain information in this document, designated by [***], has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT TO THE MASTER SERVICES AGREEMENT BETWEEN SUNRISE AND TOWERCO

THIS AGREEMENT is made on May 20, 2021.

BETWEEN

(1)	SUNRISE UPC GmbH, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 101a in 8152 Opfikon, registered with company number CHE-103.209.608 (“Sunrise”).

and

(2)	SWISS TOWERS AG, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 136 in 8152 Opfikon, registered with company number CHE-239.486.117 (“TowerCo”);

TowerCo and Sunrise herein collectively referred to as the “Parties” and each individually as a “Party”.

INTRODUCTION

A)

TowerCo and Sunrise signed a Master Services Agreement on July 19, 2017 (“MSA”), by virtue of which TowerCo renders specific services on its Infrastructure Network to Sunrise and by virtue of which Sunrise also committed to build a certain number of Sites to be included in said Infrastructure Network. Therefore they have concluded a Built-To-Suit Agreement (“BTS”).

B)	[***]. The Parties recognise a need to extend the provisions regarding the handling of the Reference Rent and the adjustment of the Fee under Section 5.2 Exhibit 6.2 MSA.

C)	The Parties understand that the structure of Section 5 Exhibit 6.2 MSA is based on the assumption that [***].

Therefore, and by virtue of the abovementioned

IT IS AGREED as follows:

1.	DEFINITIONS

The terms defined in § 1 MSA shall have the same meaning in this Agreement, unless otherwise expressly stated herein.

2.	Principle

The Parties have specified in Section 5.2 Exhibit 6.2 MSA that [***], whereas the Reference Rent is assumed to be CHF [***] per Standard Site [***]. The Fee Adjustment shall be calculated pursuant to [***].

The Parties complement this calculation with [***]. The purpose is [***]. Meaning that [***].

Thereafter, the Adjustment of the Fee according to Section 5.2 Exhibit 6.2 MSA shall [***].

Example:

[***]

- [***]
- [***]
- [***]

[***]

[***]:	[***]
[***]:
[***]
[***]:
[***]
[***]:	[***]
[***]

3.	Amendment to Section 5.2 Exhibit 6.2 MSA

3.1	Fee Adjustment

According to the mechanism above a new paragraph shall be added after Section 5.2 lit. c Exhibit 6.2 MSA:

[***]

4.	Administrative handling of [***] in Site Agreements

The Parties understand that the new components in Section 2 above need further clarification. [***].

[***]

5.	Miscellaneous

This Agreement shall enter into effect as of 1st of January 2021.

This Agreement may be amended only in writing by an instrument signed by all Parties.

With all other regards the Parties shall adhere to the rules set forth in MSA.

EXECUTED by the Parties

/s/ Peter Seiler	/s/ David Schönberger
Signed by:
Peter Seiler	David Schönberger

For and on behalf of SWISS TOWERS AG

/s/ Jany Fruytier	/s/ Nadine Zollinger
Signed by:
Jany Fruytier	Nadine Zollinger

For and on behalf of SUNRISE COMMUNICATIONS AG

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